Hussman Strategic International Fund
(a series of Hussman Investment Trust)

Supplement to the Prospectus Dated November 1, 2015

On June 23, 2016, voters in the United Kingdom opted to leave the European Union (the “EU”).  If, as expected, the United Kingdom triggers the withdrawal procedures of Article 50 of the Treaty of Lisbon, there will be a period of two years (or longer) during which the terms of the United Kingdom’s exit from the EU will be negotiated.  As a consequence of this vote and the withdrawal process, there may be an extended period of political and economic uncertainty and market volatility in the United Kingdom, other EU countries, the European Economic Area and globally.  The longer term impact on securities markets of the United Kingdom’s exit from the EU is not clear.  However, the impact could be significant and the value and liquidity of the Fund’s investments in issuers based in the United Kingdom, the EU and elsewhere could be negatively affected.  In addition, if one or more other countries abandon the euro, the common currency of the EU, or seek to withdraw from the EU, the value of the Fund’s investments linked to the euro and the value of its investments in issuers with significant operations in those countries could be adversely impacted.

The date of this Supplement is August 31, 2016.